UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

Dine Brands Global, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2022, the board of directors (the “Board”) of Dine Brands Global, Inc. (the “Corporation”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•	Modify the provision relating to lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law;

•	Clarify the powers of the chair of stockholder meetings;

•

Provide that, as a condition to serving on the Board, each director nominee (including nominees of the Company) must (i) make himself or herself available for and submit to interviews by the Board (or any Board committee) on or prior to the later of ten days following any reasonable request therefor from the Board (or any Board committee) and the 30th day prior to such director nominee’s election to the Board and (ii) irrevocably agree to tender his or her resignation as a director of the Corporation if (x) the Board or any Board committee determines that such director nominee at any time failed to provide facts, statements and other information in all communications with the Company and its stockholders that are true and correct and that do not omit to state any fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading, (y) the Board provides such director nominee notice of such determination and (z) if such failure may be cured, such director nominee fails to cure such failure within ten business days after delivery of such notice; and

•

Enhance procedures and disclosure requirements with respect to the use of a universal proxy card in connection with stockholder nominations of directors at stockholder meetings, including, without limitation, as follows:

•

Requiring that the Corporation disregard any proxies or votes for a stockholder’s proposed nominees if, after such stockholder provides notice pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), such stockholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act; and

•

Adding an obligation for any stockholder that provides notice pursuant to Rule 14a-19(b) under the Exchange Act to inform the Company within two business days of any change in such stockholder’s intent to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees, and to deliver to the Secretary, no later than five business days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Dine Brands Global, Inc. dated August 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 26, 2022

DINE BRANDS GLOBAL, INC.

By:	/s/ Christine K. Son
Christine K. Son
Senior Vice President, Legal, General Counsel and Secretary